UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2015
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aflac Incorporated (the “Company”) has hired Frederick J. Crawford as its Executive Vice President and Chief Financial Officer effective June 30, 2015. Kriss Cloninger III will resign as Chief Financial Officer effective as of that date but will remain President of Aflac Incorporated.

Mr. Crawford, age 51, has served as Executive Vice President and Chief Financial Officer of CNO Financial Group (a financial services company) since 2012. Prior to that, he spent more than a decade at the Lincoln Financial Group (also a financial services company) serving in roles of progressive responsibility, including as Executive Vice President and Chief Financial Officer as well as leading its Corporate Development and Investments function. Before joining Lincoln Financial Group, Mr. Crawford also held leadership positions at Bank One Corporation.

The Company entered into an employment agreement with Mr. Crawford for an initial three-year term with automatic one-year extensions absent notice from either party to not extend. His initial base salary will be $700,000, and he will be eligible for a target annual bonus of 125% of his base salary (250% at maximum). He also will be paid a signing bonus of $1,240,000 (subject to forfeiture if Mr. Crawford voluntarily terminates employment for any reason prior to June 30, 2016) and receive an initial equity grant with a grant-date value of approximately $1,060,000 in the form of stock options (vesting three years from the grant date), performance-based restricted stock (vesting contingent upon the Company’s achievement of performance goals over a three-year period) or a mix thereof. Effective beginning 2016, Mr. Crawford also will be eligible for annual contributions to the Company's Executive Deferred Compensation Plan in an amount equal to 15% of his salary and bonus. Upon a qualifying severance (a termination by us without cause or by Mr. Crawford for good reason), he would be entitled to continuation of salary, bonus and welfare benefits through the remaining term of the employment agreement, and any unvested equity awards would vest subject to attainment of any Company performance goals.

A copy of the employment agreement with Mr. Crawford is filed as Exhibit 10.1 to this Form 8-K, and a copy of the press release relating to his appointment is filed as Exhibit 99.1 to this Form 8-K. The summary of the Employment Agreement terms in the foregoing paragraph is qualified in its entirety by reference to the Employment Agreement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1 - Employment Agreement dated as of June 23, 2015 by and between Aflac Incorporated and Frederick J. Crawford
99.1 - Press release of Aflac Incorporated dated June 24, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

June 24, 2015	/s/ June Howard
(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

10.1 - Employment Agreement dated as of June 23, 2015 by and between Aflac Incorporated and Frederick J. Crawford

99.1 - Press release of Aflac Incorporated dated June 24, 2015

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